UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant [×]

Filed by a Party other than Registrant □

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□Preliminary Proxy Statement

□Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

□Definitive Proxy Statement

[×]Definitive Additional Materials

□Soliciting Material Pursuant to §240.14a-12

EVANS BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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□Fee paid previously with preliminary materials.

□Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

such other matters as may properly come before the meeting or any adjournment thereof. Shareholders may revoke this proxy following the procedures described in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 25,2022, and a copy of the Evans Bancorp. Inc. Annual Report on Form I0-K for the fiscal year ended December 312021 The undersigned hereby revokes any proxy or proxies heretofore given with respect to the Annual Meeting. PI EASE MARK. DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE. Q Non-Voting Items Change of Address - Please print new address below.